UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Diamond Hill Financial Trends Fund, Inc.
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325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

March 8, 2012

Dear Fellow Shareholder:

We are pleased to invite you to attend the 2012 Annual Meeting of Shareholders of Diamond Hill Financial Trends Fund, Inc., which will be held on April 17, 2012 at 1:00 p.m. Eastern Time, at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215. Details of the business to be conducted at the annual meeting are given in the Proxy Statement.

Enclosed with this letter are (i) the formal notice of the meeting, (ii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of the Fund recommends that you vote to approve them, and (iv) a proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 614-255-4080.

Your vote is important and we encourage you to vote promptly. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

On behalf of your Board of Directors, I extend our appreciation for your continued support.

Sincerely,

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Diamond Hill Financial Trends Fund, Inc.

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders (the “Meeting”) of Diamond Hill Financial Trends Fund, Inc., a Maryland corporation, will be held on April 17, 2012 at 1:00 p.m. Eastern Time at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, to consider and vote on the following matters as more fully described in the proxy statement. For the purposes of these proxy materials, Diamond Hill Financial Trends Fund, Inc. will be referred to as the “Company” or the “Fund.”

Below are the proposals for the Fund:

1. To elect four Directors of the Fund, such directors to hold office until the 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified;

2. To ratify the selection of Ernst and Young LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record of each Fund as of the close of business on March 1, 2012 are entitled to notice of and to vote at the 2012 Annual Meeting of Shareholders (or any adjournment or postponement of the meeting thereof). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the Meeting.

In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

To Vote by Telephone:	To Vote by the Internet:

(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.
(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

The proxy statement for our 2012 Annual Meeting of Shareholders is available on our website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl. Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials at http://www.proxyvote.com.

We need your proxy vote immediately.

Your vote is important. By law, the Meeting will have to be adjourned without conducting any business if a majority of the shares of the Fund entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Meeting as scheduled, so please vote.

If your completed proxy ballot is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, which may be engaged to assist the Fund in soliciting proxies. Representatives of the Fund or the proxy solicitor will remind you to vote your shares.

By Order of the Board of Directors,

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

March 8, 2012

Columbus, Ohio

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER

HOW MANY SHARES YOU OWN.

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

PROXY STATEMENT

2012 ANNUAL MEETING OF SHAREHOLDERS

APRIL 17, 2012

This Proxy Statement is being furnished to shareholders of Diamond Hill Financial Trends Fund, Inc. (the “Fund”), in connection with the solicitation by the Fund’s Board of Directors of proxies to be used at the 2012 Annual Meeting of Shareholders, and at any adjournment or postponement thereof (the “Meeting”), to be held at 325 John H. McConnell Blvd., Suite 200, Columbus, Ohio 43215, on April 17, 2012, at 1:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2012: The Fund will furnish, without charge, a copy of its 2011 annual report to any shareholder upon request. This proxy statement and our annual reports can be accessed on our website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

This Proxy Statement is being first mailed to shareholders on or about March 8, 2012. At the Meeting, shareholders will vote on the following proposals:

1. To elect four Directors of the Fund, such directors to hold office until the 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified;

2. To ratify the selection of Ernst and Young LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

The close of business on March 1, 2012, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On March 1, 2012, we had 3,968,124.286 shares of common stock outstanding. The common stock is our only outstanding class of voting securities.

Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy and, unless specified to the contrary, will be voted “FOR” each Proposal.

Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the record holders of at least a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that sufficient votes to approve or reject the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any of the proposals in this proxy statement prior to any such adjournment if sufficient vote have been received for approval or rejection.

The persons named as proxies will vote, in their discretion, those proxies which they are entitled to vote “FOR” or “AGAINST” any proposal. Approval of Proposal 1 requires the affirmative vote of the holders of a plurality of votes cast at the Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares voted at the Meeting, assuming the existence of a quorum.

Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be (1) considered votes cast at the Meeting or (2) voted for or against any adjournment or proposal. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes are effectively votes against the proposals. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to the uncontested election of a member of the board of directors and matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled “Voting Information.”

The Fund is a Maryland corporation that is registered with the Securities and Exchange Commission (the “SEC”), under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund’s shares of common stock are referred to as “shares,” and the holders of the shares are “shareholders.” The Fund’s Board of Directors is referred to as the “Board,” and the directors are “Directors.”

Diamond Hill Capital Management, Inc. (“DHCM”), an Ohio corporation, whose principal business address is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, is the Fund’s investment adviser and administrator. DHCM is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. Citi Fund Services Ohio, Inc. (“Citi Fund”), whose principal business address is 3435 Stelzer Road, Columbus, OH 43219, is the Fund’s sub-administrator and custodian. The Fund’s transfer agent and registrar is Computershare, whose principal business address is 111 Founders Plaza, East Hartford, CT 06108.

The shares of the Fund trade on the NASDAQ Stock Market, Inc. (“NASDAQ”) (ticker symbol: DHFT).

The date of this Proxy Statement is March 8, 2012.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board currently has four Directors: Franklin C. Golden, Russell J. Page, Fred G. Steingraber, and Donald R. Tomlin. The Board has nominated all four Directors for re-election at the Meeting, to serve for a term of one year (until the 2013 Annual Meeting of Shareholders) and until his successor has been duly elected and qualified.

The Board knows of no reason why the nominees listed below will be unable to serve, and the nominees have consented to serve if elected. If any nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board. The persons named as proxies intend to vote at the Meeting (unless otherwise directed) FOR the election of Franklin C. Golden, Russell J. Page, Fred G. Steingraber, and Donald R. Tomlin as the Fund’s directors.

The following tables set forth the nominees’ name and year of birth; position(s) with the Fund and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The directors who are not “interested persons,” as defined in the 1940 Act, of the Fund are referred to herein as “Independent Directors.”

For information regarding the Fund’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEES FOR DIRECTOR WHO ARE INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Fund, Proposed Term of Office/Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years.
Franklin C. Golden (1950)	Chairman and Director since 1989.	Managing Director, Wells Fargo Advisors, since 2001.	One	None.

NOMINEES FOR DIRECTOR WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Fund, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years.
Russell J. Page (1942)	Director since 2003.	Principal of Rusty Page & Co., an equity markets consulting firm, since 1996. Trustee of Appalachian Regional Healthcare Systems since 2004.	One	Director of Cannon Memorial Hospital since 2003. Former regional board member of BB&T.

Name (Year Born)	Position(s) Held with the Fund, Proposed Term of Office/Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years.
Fred G. Steingraber (1938)	Director since 1989.	Until retirement in 2002, served as Chairman and CEO of A.T. Kearney, Inc., a management consulting firm.	One	Director of Maytag Corporation. Director on the Supervisory Board of Continental AG. Director of 3i PLC. Director of Elkay Manufacturing.
Donald R. Tomlin (1933)	Director since 1989.	Portfolio manager of Livingston Group Asset Management Company, which operates as Southport Capital Management, since 2001.	One	None.

The Board does not have a policy requiring director attendance at the annual shareholder meetings. However, our Chairman will attend annual shareholder meetings in person and although all other directors are invited and welcomed to attend in person, they may not do so in order to lower the costs of the meetings. Under Maryland law and pursuant to an exemption received from NASDAQ in connection with the formation of the Fund, the Fund was not previously required to hold annual meetings of shareholders unless required under the 1940 Act.

DIRECTOR COMPENSATION

For the fiscal year ended December 31, 2011:

•	The Chairman of the Board of Directors received an annual retainer of $16,000.

•	Each additional Independent Director received an annual retainer of $10,000 for serving as a director.

•	Each Director received $1,250 for each quarterly in-person meeting as a meeting attendance fee.

•	Reimbursement of expenses for meeting attendance.

The following table sets forth the compensation paid by the Fund during the fiscal year ended December 31, 2011 to the Directors. The Fund does not have a retirement or pension plans or any compensation plans under which the Fund’s equity securities were authorized for issuance.

Name, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Complex Paid to Directors
Franklin C. Golden, Chairman and Director	$21,000	—	—	$21,000
Russell J. Page, Director	$15,000	—	—	$15,000
Fred G. Steingraber, Director	$15,000	—	—	$15,000
Donald R. Tomlin, Director	$15,000	—	—	$15,000

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS

The Board believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Fund in light of the Fund’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above. Each of the directors has served on the Board for a number of years. In addition, some of the directors have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Fund.

Franklin C. Golden. Mr. Golden has been the Chairman and a Director of the Fund since 1989. Since November 2001, Mr. Golden has been the managing director of investments at Wells Fargo Advisors, which has a selling agreement to distribute an affiliated open-end complex of DHCM. Additionally, DHCM executes security transactions through an affiliate of Wells Fargo Advisors. As managing director at Wells Fargo Advisors, Mr. Golden has served as financial advisor to individuals, retirement plans and endowments. Mr. Golden has over thirty years of experience in the financial services industry, including five years in senior management of a regional broker-dealer. He is also a prior board member and chairman of the FINRA (formerly NASD) District #7 Business Conduct Committee. We believe Mr. Golden’s qualifications to serve on our Board include his extensive experience as a broker and financial advisor and his knowledge regarding the Fund.

Russell J. Page. Mr. Page has been a Director of the Fund since 2003. Since 1996, he has served as president of Rusty Page & Company, a consulting firm to publicly-traded companies and private companies seeking to raise capital, where he provides equity market and capital market consultations. From 1982 until 1997, he served as senior vice president of NationsBank, where he was responsible for equity-related issues, including annual reports and quarterly reports. From 1989 until 2004, he served as senior managing director of The NASDAQ Stock Market, where he was responsible for its non-trading operations. We believe Mr. Page’s qualifications to serve on our Board include his consulting and financial market experience and familiarity with the NASDAQ Stock Market.

Fred G. Steingraber. Mr. Steingraber has been a Director of the Fund since 1989. Since 2002, he has served a chairman of Board Advisors, providing advisory consulting and directorships to boards and top management. Until his retirement in 2002, he served as chairman of A.T. Kearney, a global management consulting company, and he served as its chief executive officer from 1983 to 2001. Since 2004, he has served as a director of Elkay Manufacturing, a company producing plumbing products and building materials. From 1999 to 2009, he was a director of Continental AG, a tires and automotive systems company. From 2001 to 2008, he was a director of 3i PLC, an international investor focusing on private equity, infrastructure and debt. From 1989 to 2006, he was a director of Maytag Corporation, an appliance manufacturing company. In addition, Mr. Steingraber has served on the boards of Lawter Chemical, Mercury Finance, and the Chicago Stock Exchange, as well as five advisory boards, and over twenty not-for-profit boards. He currently serves on one advisory board and four not-for-profit boards, and he serves as president and a member of the board of trustees of Kenilworth, Illinois. Mr. Steingraber’s consulting, financial and executive management experience, and his experience on the boards of a variety of other companies, makes him a valued member of the Board.

Donald R. Tomlin. Mr. Tomlin has been a Director of the Fund since 1989. Since May 2006, he has served as a portfolio manager for Livingston Group Asset Management Company, d/b/a Southport Capital, Inc., a registered investment adviser. From 2001 to 2006, he was a vice president at Southport Capital, Inc. Mr. Tomlin has over 50 years’ investment management experience with insurance, securities brokerage and investment adviser firms. Mr. Tomlin’s decades of investment management experience makes him a valued member of the Board.

Required Vote

The election of the Directors under this proposal requires the affirmative vote of the holders of a plurality of votes cast at the Meeting. For purposes of this proposal, each share of stock is entitled to one vote.

Abstentions, if any, will have the same effect as votes against the election of the Directors, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee and the Board, including all of the Independent Directors, have selected Ernst and Young LLP as the independent registered public accounting firm for the Fund for the year ending December 31, 2012 and are submitting the selection of Ernst and Young LLP to the shareholders for ratification.

Ernst and Young LLP has audited the financial statements of the Fund since December 31, 2007 and has informed the Fund that it has no direct or indirect material financial interest in the Fund or DCHM.

A representative of Ernst and Young LLP will be present in person or by telephone at the Meeting, will have the opportunity to make a statement if such representative desires, and will be available in person or by telephone to respond to shareholders’ questions.

The Audit Committee normally meets two times each year with representatives of Ernst and Young LLP to discuss the scope of their engagement, review the financial statements of the Fund and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed to the Fund for the fiscal year ended December 31, 2011 by Ernst and Young LLP.

	2010	2011
Audit Fees (1)	$18,100	$18,100
Audit-Related Fees	—	—
Tax Fees (2)	$4,700	$4,700
All Other Fees	—	—
(1)	For professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements
(2)	For professional services rendered for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor is engaged by the Fund to render audit, audit-related or permissible non-audit services to the Fund, the Audit Committee shall pre-approve such engagement. For engagements with Ernst and Young LLP, the Audit Committee approved in advance all audit services and non-audit services, if any, that Ernst and Young LLP provided to the Fund. None of the services rendered by Ernst and Young LLP to the Fund were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast by the Fund’s shareholders. For purposes of this proposal, each share of stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST AND YOUNG LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of the Fund’s stock as of March 1, 2012 beneficially owned by the Fund’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Fund by such persons. Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

The number of shares and percentages of beneficial ownership prior to this offering set forth below are based on 3,968,124.286 shares of common stock outstanding as of March 1, 2012.

Unless otherwise indicated, the address of each of the individuals named in the table below is Diamond Hill Financial Trends Fund, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
5% Shareholder
Bulldog Investors, Brooklyn Capital Management, Philip Goldstein, and Andrew Dakos (1)	668,068	16.8%
RiverNorth Capital Management, LLC (2)	218,267	5.5%
Wells Fargo Advisors Financial Network, LLC (3)	299,841	7.6%
Independent Directors
Russell J. Page	5,700	*
Fred G. Steingraber	500	*
Donald R. Tomlin	6,200	*
Interested Director
Franklin C. Golden	13,206	*
Executive Officers
James Laird	9,972	*
Gary Young	900	*
All Directors and Executive Officers as a Group	36,478	0.9%
*	Less than 1%.
(1)	Based on the most recently available amendment to Schedule 13D filed with the SEC on February 16, 2012. The address of Bulldog Investors, Brooklyn Capital Management, Philip Goldstein, and Andrew Dakos is Park 80 West Plaza Two, Suite 750, Saddle Brook, NJ 07663.
(2)	Based on the most recently available Schedule 13G filed with the SEC on February 14, 2012. The address of RiverNorth Capital Management, LLC is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654-7030.
(3)	Based on the most recently available Schedule 13G filed with the SEC on January 26, 2012. The address of Wells Fargo Advisors Financial Network, LLC is One North Jefferson Ave, St. Louis, MO 63103.

The following table sets forth the dollar range of the Fund’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same family of investment companies beneficially owned by the directors of the Fund as of March 1, 2012 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Russell J. Page	$50,000 - $100,000	$50,000 - $100,000
Fred G. Steingraber	$1 - $10,000	$1 - $10,000
Donald R. Tomlin	$50,000 - $100,000	$50,000 - $100,000
Interested Director
Franklin C. Golden	Over $100,000	Over $100,000

As of March 1, 2012, the Directors and their respective immediate family members did not own beneficially or of record any class of securities of the Fund or any person directly or indirectly controlling, controlled by, or under common control with the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own greater than 10% of our common stock to file certain reports with the SEC. Based on a review of the copies of the reports furnished to us and the written representations of such reporting persons, we believe that all reports that were required to be filed under Section 16(a) of the Exchange Act were timely filed during fiscal year 2011.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The Fund’s business and affairs are managed under the direction of its Board, including the duties performed for the Fund pursuant to its investment management agreement. Among other things, the Board sets broad policies for the Fund, approves the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Fund’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.

The Board currently consists of four directors, three of whom are Independent Directors. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s Amended and Restated Bylaws, as amended, (the “Bylaws”) the Board shall designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders. The Bylaws do provide, however, that the Chairman shall not be affiliated with the Fund’s investment advisor or administrator.

Presently, Mr. Golden serves as Chairman of the Board. Mr. Golden is technically an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with Wells Fargo Advisors, Inc., the fact that Wells Fargo Advisors and its affiliates have a selling agreement for the distribution of other DHCM-affiliated funds, and DHCM executed securities transactions through affiliates of Wells Fargo Advisors. Nonetheless, Mr. Golden is not involved in those activities and has always been viewed by the Independent Directors as independent as a practical matter.

The Fund does not have a lead independent director. Given the size and structure of the Fund, this leadership structure is appropriate. The Board oversees risk oversight for the Fund. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including those related to the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The meetings of the Audit Committee with the Fund’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund to receive reports regarding the management of the Fund, including those related to certain investment and operational risks, and the Independent Directors of the Fund are encouraged to communicate directly with senior management.

The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund, its affiliates or other service providers.

Board Committees

The Board has established an Audit Committee and a Governance Committee. The Board has not established a Compensation Committee. The Board may also establish such other committees as it deems appropriate, in accordance with applicable laws and regulations and the Fund’s certificate of incorporation, as amended, and Bylaws.

Audit Committee

We have a standing Audit Committee of our Board established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of Russell J. Page, Fred G. Steingraber and Donald R. Tomlin, each of whom is an Independent Director, and all of whom are “independent” as defined under, and required by, the federal securities laws and the rules of NASDAQ. The Chairman of the Audit Committee is Russell J. Page. The Audit Committee met two times in 2011. The Audit Committee has sole authority to retain the Fund’s independent registered public accounting firm and reviews the scope of the Fund’s annual audit and the services to be performed for the Fund in connection therewith. The Audit Committee also formulates and reviews various Fund policies, including those relating to accounting practices and the internal control structure of the Fund, and the Fund’s procedures for receiving and investigating reports of alleged violations of the Fund’s policies and applicable regulations by the Fund’s directors, officers and employees. The Audit Committee also reviews and approves any related party transactions. The Board has adopted a written Audit Committee charter which is available on the Fund’s website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl or is available upon written request to the Fund’s Secretary at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Report of the Audit Committee

The Audit Committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Fund, (2) the quality and integrity of the Fund’s financial statements, (3) the Fund’s compliance with regulatory requirements, and (4) the independence and performance of the Fund’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Fund’s annual financial statements with both management and the independent auditors, and the Audit Committee meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains and evaluates and may replace the Fund’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three Directors. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available upon written request to the Fund’s Secretary at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Each Audit Committee member is “independent” as defined by NASDAQ listing standards.

In fulfilling its oversight responsibilities with respect to the year ended December 31, 2011, the Audit Committee:

•	reviewed and discussed the Fund’s audited financial statements with management and Ernst and Young LLP, independent registered public accounting firm for the Fund;

•

discussed with Ernst and Young LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

received the written disclosures and the letter from the Ernst and Young LLP delineating all relationships between the auditors and the Fund consistent with the applicable requirements of the Public Company Accounting Oversight Board and discussed with the auditors all significant relationships the auditors have with the Fund which may affect the auditors’ independence; and

•

based on the review and discussions with management of the Fund and Ernst and Young LLP referred to above, recommended to the Board that the audited financial statements be included in the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Russell J. Page

Fred G. Steingraber

Donald R. Tomlin

Governance Committee

The Governance Committee consists of Russell J. Page, Fred G. Steingraber and Donald R. Tomlin, each of whom is an Independent Director, and all of whom are “independent” as defined under, and required by, the federal securities laws and the rules of NASDAQ. None of the members of the Governance Committee are “interested parties” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Chairman of the Governance Committee is Fred G. Steingraber. While the Governance Committee did not meet separately in 2011, due to the small size of the Board, business related to the Governance Committee was conducted in full Board meetings. The Governance Committee has the responsibility to identify individuals qualified to serve as directors and on committees of the Board, select or recommend that the Board select director nominees for the next annual meeting, determine the Board composition, procedures and committees, consider and recommend Board compensation, monitor the effectiveness of the Board and committees, develop and recommend corporate governance guidelines, and to oversee evaluation of the Board and the Fund’s management.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a director. In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s reputation for integrity, honesty and adherence to high ethical standards;

•	the candidate’s demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the funds;

•	the candidate’s willingness and ability to contribute positively to the decision-making process of the funds;

•	the candidate’s commitment to understand the funds, the responsibilities of a director of an investment company;

•	the candidate’s commitment to regularly attend and participate in meetings of the Board and its committees;

•	the candidate’s ability to understand the interests of various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders; and

•

the candidate’s lack of a conflict of interest, or the appearance of a conflict of interest, that would impair their ability to represent the interests of all shareholders and to fulfill the responsibilities of a director.

The Governance Committee will also consider nominating for service on the Fund’s Board candidates recommended by shareholders. Such recommendations will only be considered by the Governance Committee if they are submitted to the Governance Committee in accordance with the requirements of the Bylaws and accompanied by all the information that is required to be disclosed in connection with the solicitation of proxies for election of director nominees pursuant to Regulation 14A under the Exchange Act, including the candidate’s written consent to serve as director, if nominated and elected. To be considered by the Governance Committee, shareholder recommendations for director nominees to be elected at the 2013 Annual Meeting of Shareholders, together with the requisite consent to serve and proxy disclosure information in written form, must be received by the Secretary, at the offices of the Fund, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, no earlier than December 8, 2012 and no later than January 8, 2013, except under certain circumstances specified below in “Shareholder Proposals.”

As of March 1, 2012, the Fund had not received any shareholder recommendations of director candidates for election at the 2012 Annual Meeting.

The Board has adopted a written Governance Committee charter which is available on the Fund’s website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl or is available upon written request to the Fund’s Secretary at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held by the Board from during the fiscal year ended December 31, 2011:

Board of Directors	4
Audit Committee	2

During the fiscal year ended December 31, 2011, all Directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Fund does not currently have a policy with respect to Board member attendance at annual meetings. However, our Chairman will attend annual shareholder meetings in person and although all other directors are invited and welcomed to attend in person, they may not do so in order to lower the costs of the meetings.

Communications Between Shareholders and the Board of Directors

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to the Secretary of the Fund, who will forward such communication to the Director(s).

Code of Ethics

The Fund has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics may be obtained from the Fund free of charge at 614-255-4080.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with the Fund, term of office, and length of time served; principal occupations during the past five years; and directorships.

Name and Age	Position(s) Held with the Fund, Proposed Term of Office/Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer During Past Five Years.
James Laird (55)	President since December 2007.	Chief Financial Officer for Diamond Hill Capital Management, Inc. since July 2001.	8	None
Gary Young (42)	Treasurer, CCO, Secretary since December 2007.	Corporate Controller for Diamond Hill Capital Management, since April 2004 and Chief Compliance Officer for Diamond Hill Capital Management, Inc. since October 2010.	8	None

COMPENSATION DISCUSSION AND ANALYSIS

The Fund does not pay compensation to any of its executive officers.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the Fund’s proxy materials to be distributed in connection with the 2013 Annual Meeting of Shareholders must submit their proposals so that they are received at the Fund’s principal executive offices no later than the close of business on January 8, 2013. Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

In accordance with the Bylaws, in order to be properly brought before the 2013 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to, or mailed and received by the Fund’s Secretary, at the Fund’s principal executive offices no less than 90 days, and no more than 120 days before the one year anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that if the mailing of the notice for the 2013 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the 120th day prior to the date of mailing of the notice for such annual meeting, and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date mailing of the notice for such meeting is first made by the Fund. As a result, any notice given by a shareholder pursuant to these provisions of the Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than December 8, 2012, and no later than January 8, unless the Fund mails the notice of the 2013 Annual meeting more than 30 days before or after March 8, 2013.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in the Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the requirements imposed by the Bylaws and SEC regulations. The Fund will not consider any proposal or nomination that does not meet the Bylaws’ requirements and the SEC’s requirements for submitting a proposal or nomination.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the proxy materials (including this Proxy Statement) to each household address. These documents are available on the Fund’s website, http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl. In addition, the Fund will deliver promptly, upon written or oral request, a separate copy of the proxy materials to any shareholder to which a single copy was delivered at a shared address. If you would like to receive separate documents for each account holder, please call the Fund at 614-255-3333 or write to the Fund at 325 John J. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of prospectuses, shareholder reports or proxy materials and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on March 1, 2012 (the “Record Date”), are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote as of the Record Date will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposals in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. As of the Record Date, there were 3,968,124.286 shares of Common Stock outstanding.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” Proposals 1 and 2. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Fund significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by: (1) submitting a properly executed, later-dated proxy; (2) attending the Meeting in person and voting; or (3) submitting a written notice of revocation to the Secretary. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

Required Vote

To pass, Proposal 1 requires the affirmative vote of the holders of a plurality of votes cast at the Meeting. Proposal 2 requires the affirmative vote of a majority of the shares voted at the Meeting, provided a quorum is present.

For purposes of determining whether shareholders have approved a proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal.

Solicitation of Proxies

The expenses of preparing, printing and mailing the proxy card and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Fund. As of the date of this Proxy Statement, the Fund has not yet retained any firm to solicit proxies, but may do so in the future. Certain directors, officers and other employees of the Fund, DHCM or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Fund will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Fund may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund.

The Fund will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to any shareholder upon request. A shareholder who wishes to request copies of the Fund’s annual or semi-annual report may do so by calling the Fund’s transfer agent, Computershare at 1-877-254-8583.

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

By Order of the Board of Directors,

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

March 8, 2012

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

As a shareholder of Diamond Hill Financial Trends Fund, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm., Eastern Time on April 16, 2012.

Diamond Hill Financial Trends Fund, Inc.	INTERNET http://www.proxyvoting.com/dhft Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

    WO#

    18298

▼    FOLD AND DETACH HERE    ▼

PROXY

Please mark your votes as indicated in this example	☒
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN

1.	Proposal to elect the nominees named below as directors for a one year term: Nominees: 01 Franklin C. Golden 02 Russell J. Page 03 Fred G. Steingraber 04 Donald R. Tomlin	☐	☐	☐	2. Ratification of the app ointment of Ernst & Young as our independent registered public accounting firm for 2012.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
*Exceptions _____________________________________________________

Mark Here for Address Change or Commens SEE REVERSE	☐

Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by their president or another authorized person.

Signature _______________________________________________	Signature _______________________________________________	Date ________, 2012

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl?tab=trends

FOLD AND DETACH HERE

PROXY

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 JOHN H. MCCONNELL BLVD., SUITE 200

COLUMBUS, OHIO 43215

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders, April 17, 2012

The undersigned hereby appoints James F. Laird and Gary R. Young and each of them, as proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Diamond Hill Financial Trends Fund, Inc. (the “Company”) to be held on April 17, 2012, or any adjournment thereof, and to vote all shares of the Company (the “Shares”) which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth on the reverse side.

The Board of Directors recommends a vote FOR each of the listed proposals. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED UNDER PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such other matters as the directors may recommend.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders dated March 8, 2012, the Proxy Statement furnished therewith, and the Company’s Annual Report for the year ended December 31, 2011. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

Address Change/Comments (Mark the corresponding box on the reverse side)	Please mark, sign, date and return the Proxy card promptly in the enclosed envelope, unless voting electronically.
SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(See Reverse side)	WO# 18298